SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003


                           James Monroe Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                     Virginia                               000-32641                    54-1941875
  (State or other jurisdiction of incorporation)      Commission File Number          (I.R.S. Employer
                                                                                     Identification No.)

    3033 Wilson Boulevard, Arlington, Virginia                                              22201
     (Address of principal executive offices)                                            (Zip Code)


        Registrant's telephone number, including area code: 703.524.8100

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Item 5  Other Matters
---------------------

         On July 15, 2003, James Monroe Bancorp, Inc. issued the press release attached hereto as exhibit 99, announcing earnings for the first quarter of 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         99       Press Release dated July 15, 2003

Item 9. Regulation FD Disclosure.
---------------------------------

         In accordance with the guidance provided in Release Nos. 33-8216, 34-47583, the Company furnishes under this Item 9 the information furnished under Item 12 hereof.

Item 12. Results of Operations and Financial Condition.
-------------------------------------------------------

         On July 15, 2003, James Monroe Bancorp, Inc. issued the press release attached hereto as exhibit 99.

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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        JAMES MONROE BANCORP, INC.

                                        By: /s/ Richard I. Linhart
                                            ------------------------------------
                                            Richard I Linhart, Executive Vice
                                            President, Chief Operating and
                                            Financial Officer


Dated: July 15, 2003